UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 9, 2016

Date of Report

(Date of earliest event reported)

The RMR Group Inc.

(Exact name of registrant as specified in its charter)

MARYLAND	8742	47-4122583
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA, 02458-1634

(Address of principal executive offices, including zip code)

(617) 796-8230

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2016 annual meeting held on March 9, 2016, the Company’s shareholders approved The RMR Group Inc. 2016 Omnibus Equity Plan (the “Equity Plan”), under which an aggregate of 600,000 shares of the Company’s Class A common stock are available for grants of options to acquire stock, restricted or unrestricted stock, contractual rights to receive stock in the future, stock appreciation rights, other rights to receive compensation in amounts determined by the value of the Company’s Class A common stock and cash based awards. Employees, Directors, independent contractors and consultants of the Company or any affiliate of the Company are eligible to receive awards under the Equity Plan.  Restricted stock that fails to vest, shares subject to options or stock appreciation rights that are not fully exercised prior to expiration or other termination and shares subject to contractual rights to receive them in the future and other rights to receive compensation in amounts determined by the value of shares of the Company’s Class A common stock that are not delivered pursuant to such award shall again become available for grant under the terms of the plan, as shall shares that are delivered or withheld in respect of exercise price or tax withholding objections. Additional information about the Equity Plan is included under the heading “Vote to Approve The RMR Group Inc. 2016 Omnibus Equity Plan (Item 2)” in the Company’s proxy statement for the 2016 annual meeting of shareholders filed with the Securities and Exchange Commission (the “SEC”) on January 22, 2016.  This proxy statement is available at the SEC’s website at www.sec.gov.

The above description of the Equity Plan does not purport to be complete and is qualified in its entirety by reference to the Equity Plan, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.  The information on or accessible through the website is not incorporated by reference into this Current Report on Form 8-K.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 9, 2016, the Company adopted, by vote of its Board of Directors, Articles of Amendment, effective that same day, to increase the number of authorized shares of its Class A common stock by 600,000, which is the number of shares of the Company’s Class A common stock available for issuance under the Equity Plan.

On March 9, 2016, the Company adopted effective that same day its Third Amended and Restated Bylaws (the “Amended Bylaws”) in order to provide for the arbitration of certain disputes, provide that certain of our Directors be “Managing Directors” and other Directors be “Independent Directors,” each as defined in the Amended Bylaws, and make clarifying changes to the indemnification provisions.  As defined, Mr. Barry M. Portnoy and Mr. Adam D. Portnoy are Managing Directors and Ann Logan, Walter C. Watkins, Jr. and Frederick N. Zeytoonjian are Independent Directors.

The foregoing descriptions of the Articles of Amendment and Amended Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Amendment and the Amended Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.  In addition, a marked copy of the Company’s Amended and Restated Bylaws indicating changes made to the Company’s bylaws as they existed immediately prior to the adoption of those Amended and Restated Bylaws is attached as Exhibit 3.3.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders on March 9, 2016, the Company’s shareholders voted upon the following proposals described in the Company’s proxy statement for the meeting, which was filed with the SEC on January 22, 2016: (1) to elect five Directors; (2) to approve The RMR Group Inc. 2016 Omnibus Equity Plan; and (3) to ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2016 fiscal year.

All nominated Directors were elected and the other proposals were approved by the required shareholder vote. The final tabulation of votes cast at the meeting is set forth below.

Item 1: Election of Directors.

Nominee	Votes For	Withhold	Broker Non-Votes
Ann Logan	170,809,005	304,467	2,091,362
Adam D. Portnoy	169,528,291	1,585,181	2,091,362
Barry M. Portnoy	169,402,169	1,711,303	2,091,362
Walter C. Watkins, Jr.	170,806,113	307,359	2,091,362
Frederick N. Zeytoonjian	170,785,602	327,870	2,091,362

Item 2: Approval of The RMR Group Inc. 2016 Omnibus Equity Plan.

170,838,135 votes for
242,291 votes against
33,046 abstentions
2,091,362 broker non-votes

Item 3: Ratification of Independent Auditors.

173,093,397 votes for
74,568 votes against
36,869 abstentions
There were no broker non-votes for this item.

Item 8.01.  Other Events.

Director Compensation

On March 9, 2016, the Company updated its Director compensation arrangements.  A summary of the Company’s currently effective Director compensation arrangements is filed as Exhibit 10.2 and is incorporated herein by reference.

Consistent with the Company’s Director compensation arrangements, on March 9, 2016, the Company granted each of the Company’s Independent Directors 2,500 shares of Class A common stock, valued at $23.27 per share, the closing price of the Class A common stock on the Nasdaq Stock Market LLC that day.

Issuance of additional class A membership units of The RMR Group LLC

In connection with the grants of shares of Class A common stock, the Company’s subsidiary, The RMR Group LLC, concurrently issued 7,500 class A membership units to the Company, consistent with the terms of the Amended and Restated Operating Agreement of The RMR Group LLC.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

3.1                               Articles of Amendment of The RMR Group Inc., filed March 9, 2016

3.2                               Third Amended and Restated Bylaws of The RMR Group Inc. adopted March 9, 2016

3.3                               Third Amended and Restated Bylaws of The RMR Group Inc. adopted March 9, 2016 (marked copy)

10.1                        The RMR Group Inc. 2016 Omnibus Equity Plan

10.2                        Summary of Director Compensation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RMR GROUP INC.

Date: March 11, 2016	By:	/s/ Matthew P. Jordan
Matthew P. Jordan
Chief Financial Officer and Treasurer